                               FIRST AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 24, 1998 (this "Amendment"), amends the Third Amended and Restated Credit Agreement, dated as of May 21, 1998 (the "Credit Agreement"), among AMERISERVE FOOD DISTRIBUTION, INC., a Delaware corporation (the "Company"), the various financial institutions parties thereto (collectively, the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as letter of credit issuing lender, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (the "Administrative Agent") and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, as documentation agent (together with the Administrative Agent, the "Agents"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION I AMENDMENTS. Effective as of July 24, 1998, Section 2.15 of the Credit Agreement shall be amended to state in its entirety as follows:

                  "2.15 Increase in Commitments. The Company may, from time to time on any Business Day on or before August 31, 1998, with the written consent of the Administrative Agent, increase the Commitments by delivering a written request at least three Business Days prior to the desired effective date of such increase (the "Commitment Increase") identifying additional Lender(s) (or additional Commitments for existing Lenders) and the amount of its commitment (or additional amount of its Commitment); provided, however, that any increase of the Commitments shall not cause the aggregate Commitments to exceed $225,000,000. The effective date of the Commitment Increase shall be agreed upon by the Company and the Administrative Agent. Upon the effectiveness thereof, the Lenders' Percentages shall be adjusted. If any Lender shall incur any cost or expense with respect to the Commitment Increase, including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain any Offshore Rate Loans or from fees to terminate the deposits from which such funds were obtained, the Company will upon notice from such Lender reimburse such Lender therefor."

         SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied and notice thereof shall have been given by the Administrative Agent to the Company and the Lenders.

         SECTION 2.1 Receipt of Documents. The Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory to the Administrative Agent:

                  (a) Amendment. This Amendment, duly executed by the Company, the Agents and the Required Lenders.

                  (b) Consents. Copies, certified by the secretary or an assistant secretary of the Company, of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) with respect to this Amendment and the other documents described herein.

                  (c) Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Company authorized to act with respect to this Amendment and each other document described herein.

                  (d) Guarantors Consents. The consents of the Guarantors in the form attached hereto.

         SECTION 2.2 Compliance with Warranties, No Default. etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agents and each Lender that such statements are true and correct as at such times):

                  (a) the representations and warranties set forth in Article VII of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such


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         representations and warranties shall be true and correct as of such earlier date); and

                  (b) no Default or Event of Default shall have then occurred and be continuing, and neither the Company nor any Guarantor shall be in material violation of any law or governmental regulation or court order or decree.

         SECTION 2.3 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Company or any Guarantor shall be satisfactory in form and substance to the Administrative Agent and its counsel; and the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Agents to enter into this Amendment, the Company represents and warrants to each Agent and each Lender as follows:

         SECTION 3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company of this Amendment and the execution and delivery by each Guarantor of its consent executed or to be executed by it in connection with this Amendment, are within the Company's and each such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Company's or any such Guarantor's Organization Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company or any such Guarantor; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Company's or any Guarantor's properties.

         SECTION 3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company or any other Guarantor of this Amendment or any consent to be executed by it in connection with this Amendment.

         SECTION 3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its respective terms; and each consent executed pursuant hereto by each other Guarantor will, on the due


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execution and delivery thereof by such Guarantor, be the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms.

         SECTION 4 MISCELLANEOUS.

         SECTION 4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 4.2 Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Administrative Agent (including Attorney Costs) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         SECTION 4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 4.6 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENTS, THE LENDERS AND THE COMPANY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAWS.

         SECTION 4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


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





                                        AMERISERVE FOOD DISTRIBUTION, INC.

                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------

                                        BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION,
                                          as Administrative Agent

                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------

                                        BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION,
                                          as Issuing Lender and Lender

                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------

                                        DONALDSON LUFKIN & JENRETTE
                                          SECURITIES CORPORATION,
                                          as Documentation Agent

                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------

                                        LASALLE NATIONAL BANK

                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------

                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION, CHICAGO BRANCH

                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------

                                        SOUTHERN PACIFIC BANK

                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------


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                                        TRANSAMERICA BUSINESS CREDIT

                                        By:
                                           ----------------------------------
                                        Title:
                                              -------------------------------

                                        CHRISTIANIA BANK OG KREDITKASSE

                                        By:
                                           ----------------------------------
                                        Title:
                                              -------------------------------

                                        FLEET CAPITAL CORPORATION

                                        By:
                                           ----------------------------------
                                        Title:
                                              -------------------------------



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